Exhibit 23(i)


               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of Universal Communication Systems, Inc. of our report dated June 2nd, 2004 appearing in Universal Communication Systems, Inc.'s Form 10-KSB for the fiscal year ended September 30, 2003.


                                                     /s/ Reuben E. Price & Co.
                                                     ---------------------------
                                                     REUBEN E. PRICE AND COMPANY


San Francisco, California
December 27th, 2004